SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      November 25, 1996


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
              Agreement, dated as of March 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-1,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-1).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018-03            41-1836604
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-1, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-1, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated March 1, 1996, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
              November 25, 1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2017.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date November 25, 1996.

                    Principal     Interest      Ending Balance

       Cede & Co $1,359,348.32    $501,213.47   $75,068,263.06


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated November 25, 1996.





              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  25-Nov-96



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  45430000.00  1359348.32   207878.50    1567226.82  36725263.06
 A-2  21580000.00        0.00   124085.00     124085.00  21580000.00
 A-3  16763000.00        0.00   104768.75     104768.75  16763000.00
  S   84193740.73 NA             64481.22      64481.22  75736135.77
  R            NA NA                 0.00          0.00 NA


Total 83773000.00  1359348.32   501213.47    1860561.79  75068263.06

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  29.92182082  4.57579793 34.49761875  808.39231917       6.5500%
 A-2   0.00000000  5.75000000  5.75000000 1000.00000000       6.9000%
 A-3   0.00000000  6.25000000  6.25000000 1000.00000000       7.5000%
S (a)  0.00000000  0.76586715  0.76586715  899.54591771       1.0000%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         926503.74
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                               2507.98
                                                                      929011.72

   Principal Collections (Regular Installments)                       138523.16
   Principal Collections (Curtailments and Paid in Fulls)             942291.44
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                               429.01
                                                                     1081243.61

   Collected Amount                                                  2010255.33
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions         4661.69
   Distribution Amount                                               2014917.02
   Insured Payments                                                        0.00
   Amount Available                                                  2014917.02

ii)  Pool Balance Information:
     Beginning Pool Balance                 77377468.88
     less: Principal Collections             1080814.60






     less: Principal Losses                   560518.51
     Ending Pool Balance                    75736135.77

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A-1                          0.83831414   0.80839232
          Class A-2                          1.00000000   1.00000000
          Class A-3                          1.00000000   1.00000000

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          436732.25    436732.25       0.00
     Class A Principal Distribution Amount   2276171.39   1359348.32  916823.07
      (limited to the Overcolleralization Amount)
      Class A Distribution of                      0.00         0.00       0.00
       Distributable Excess Spread
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                         0.00
     Distributable Excess Spread                                           0.00

vi)  FHA Premium Account Deposit                                       15079.81
      Servicer Fee                                                     80601.53
      Master Servicer Fee                                               5158.50
      Master Servicer Reimbursement                                    27396.14
      Trustee Fee                                                       2579.25
      Premium                                                          23540.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 5.8883%
        60+ Delinquency Percentage (Rolling Three Month)                 2.8679%
        Annual Default Percentage (Three Month Average)                  8.9734%
        Cumulative Default Percentage                                    2.4683%


viii)  Overcollateralization Information:
         OC Multiple                                                       2.50
         Required OC Amount                                          7366952.31
         Overcollateralization Amount (before distributions)          949857.50
         Overcollateralization Amount (after distributions)           667872.71


ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans            560518.51 1981131.49
           Principal Balance of Credit Support Multiple    560518.51 1981131.49


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00         0.00






    Claims Pending         46          NA     861396.39           NA
    Claims Paid             0           0          0.00         0.00


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        November 29, 1996